Exhibit 10.96

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO LEASE
615 WEST LAFAYETTE LLC, a Michigan limited liability company (“Landlord”), and QUICKEN LOANS INC., a Michigan corporation (“Tenant”), enter into this Second Amendment to Lease (this “Amendment’) dated June 3, 2016.
RECITALS
A.    Landlord and Tenant entered into that certain Lease dated September 4, 2015, as amended by that certain First Amendment to Lease Agreement dated September 4, 2015 (as amended, the “Lease”), with respect to certain premises consisting of 182,857 rentable square feet on the second, third, fourth and fifth floors (the “Premises”) in the building located at 615 West Lafayette, Detroit, Michigan 48226 (the “Building”).
B.    The Premises are divided into Phase One and Phase Two. Phase One consists of Floor 3. Phase Two consists of Floor 2, Floor 4 Main, Floor 4 Annex and Floor 5. The commencement date for Phase One is the Phase One Commencement Date. The commencement date for Phase Two is the Phase Two Commencement Date.
C.    Landlord and Tenant desire to amend the Lease as more particularly set forth herein.
D.    Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants, and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:
1.Floor 2 Premises. Section 1(d) is amended to delete “56,922 rentable square feet on the second floor of the main and annex buildings (“Floor 2”).” The deleted language is replaced with the following:
37,806 rentable square feet on the second floor of the main building (“Floor 2 Main”) and 19,116 rentable square feet on the second floor of the annex building (“Floor 2 Annex”)
2.Definition of Phase Two. Section 1(d) is amended to delete “Floor 2, Floor 4 Main, Floor 5 and Floor 4 Annex are collectively referred to herein as ‘Phase 2.’ The deleted language is replaced with the following:
Floor 2 Main, Floor 2 Annex, Floor 4 Main, Floor 4 Annex and Floor 5 are collectively referred to herein as “Phase Two.” Individually, each of Floor 2 Main, Floor 2 Annex, Floor 4 Main, Floor 4 Annex and Floor 5 are referred to as a Phase Two Space.
3.Phase Two Commencement Dates. Section 1(e)(ii) of the Lease is hereby deleted in its entirety and replaced with the following:

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(ii)    Phase Two Commencement Dates:
(a)Floor 4 Annex and Floor 5 Commencement Date: February 15, 2016
(b)Floor 2 Annex Commencement Date: February 29, 2016
(c)Floor 2 Main Commencement Date: March 14, 2016
(d)Floor 4 Main Commencement Date: May 2, 2016
4.Basic Rental for Phase Two. The table for Basic Rental for Phase Two in Section 1(g)(ii) is hereby deleted in its entirety and replaced with the following:

Period	Portions of Phase 2 included in the Premises	Rental Rate per Rentable Square Foot per Year/Annual Rent
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

5.Rent Abatement for Phase 2. Section 1(g)(iii) is deleted in its entirety and replaced with the following:
(iii)    Notwithstanding anything herein contained to the contrary, and provided Tenant is not then in default of its obligations under this Lease, Tenant shall not be required to pay any Basic Rental for a full three month period following each of: (1) the Phase One Commencement Date with respect to Floor 3 only; (2) the Floor 4 Annex and Floor 5 Commencement Date with respect to Floor 4 Annex and Floor 5 only; (3) the Floor 2 Annex Commencement Date with respect to Floor 2 Annex only; (4) the Floor 2 Main Commencement Date with respect to Floor 2 Main only; and (5) Floor 4 Main Commencement Date with respect to Floor 4 Main only.
6.Term. The first sentence of Section 3(a) is deleted in its entirely and replaced with the following:
The term of this Lease shall commence on the Phase One Commencement Date with respect to Floor 3, on the Floor 4 Annex and Floor 5 Commencement Date with respect to Floor 4 Annex and Floor 5, on the Floor 2 Annex Commencement Date with respect to Floor 2 Annex, on the Floor 2 Main Commencement Date

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with respect to Floor 2 Main, and on the Floor 4 Main Commencement Date with respect to Floor 4 Main.
7.Substantial Completion.
(a)The last sentence of Section 8(b)(iii) is hereby amended to provide that Landlord will deliver each of the Phase Two Spaces on or before the applicable Phase II Commencement Dates.
(b)Section 8(b)(viii)(A) is hereby deleted in its entirety and replaced with the following:
From and after the commencement of Landlord’s Work in the Premises, Landlord shall supply to Tenant weekly status reports. Phase One is deemed completed and possession delivered to Tenant as of the Phase One Commencement Date. Each of the Phase Two Spaces shall be deemed completed and possession delivered to Tenant when Landlord has substantially completed its improvements subject only to the completion of details of construction and mechanical adjustments which do not materially interfere with Tenant use of such Premises and Landlord has delivered to Tenant Landlord’s architect’s certificate of substantial completion and a temporary or permanent certificate of occupancy issued by the applicable governmental entity. If a temporary certificate of occupancy has been issued, Landlord shall diligently complete the items necessary in order to obtain a permanent certificate of occupancy and obtain the same.
8.EXHIBIT “A”. Exhibit “A” of the Lease is hereby deleted in its entirety and replaced with the floor plans attached hereto as Exhibit “A”.
9.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”). If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.
10.Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant does not have any claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
11.Binding Effect; Conflicts; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail.

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This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located.
12.Counterparts. This Amendment may be executed in multiple counterparts, and via electronic or facsimile delivery each of which shall constitute an original, but all of which shall constitute one document.
[SIGNATURES ON FOLLOWING PAGE]

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[SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE
BETWEEN 615 WEST LAFAYETTE LLC AND QUICKEN LOANS INC.]
IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease as of the date first set forth above.
“LANDLORD”
615 WEST LAFAYETTE LLC,
a Michigan limited liability company
By:    /s/ James A. Ketai
    James A. Ketai
Its:    Authorized Representative
“TENANT”
QUICKEN LOANS INC.,
a Michigan corporation
By:     /s/ William C. Emerson
Name:    William C. Emerson
Its:    Chief Executive Officer

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EXHIBIT “A”
FLOOR PLANS OF THE PREMISES

EXHIBIT A

QUICKEN LOANS
DEMISED PREMISES
3rd Floor
45,588 USF
54,051 RSF

3RD FLOOR MAIN AND ANNEX BUILDINGS

615 LAFAYETTE STREET
DETROIT, MI 48226

NOT TO SCALE

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EXHIBIT A

QUICKEN LOANS
DEMISED PREMISES
4th Floor - Annex
17,293 USF
18,849 RSF

4TH FLOOR - ANNEX

615 LAFAYETTE STREET
DETROIT, MI 48226

NOT TO SCALE

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EXHIBIT A

4TH FLOOR MAIN
5TH FLOOR ANNEX

QUICKEN LOANS
DEMISED PREMISES
4th Floor Main
36,362 USF
39,635 RSF

QUICKEN LOANS
DEMISED PREMISES
5th Floor - Annex
12,994 USF
13,400 RSF

4TH FLOOR MAIN BUILDING & 5TH FLOOR ANNEX

615 LAFAYETTE STREET
DETROIT, MI 48226

NOT TO SCALE

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EXHIBIT A

MAIN
ANNEX

QUICKEN LOANS
DEMISED PREMISES
2nd Floor Main
34,684 USF
37,806 RSF

QUICKEN LOANS
DEMISED PREMISES
2nd Floor Annex
17,538 USF
19,116 RSF

2ND FLOOR MAIN AND ANNEX BUILDINGS

615 LAFAYETTE STREET
DETROIT, MI 48226

NOT TO SCALE

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